SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 13, 2004

KB HOME

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE	1-9195	95-3666267
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

10990 WILSHIRE BOULEVARD, LOS ANGELES, CALIFORNIA 90024
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE (310) 231-4000

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 5. Other Events

On January 13, 2004, KB HOME issued the press release attached hereto as Exhibit 99.1 announcing that the company has priced $250 million aggregate principle amount of 5 3/4% Senior Notes due 2014 in a private placement.

Item 7. Exhibit

Exhibit 99.1:   Press release dated January 13, 2004 announcing the private placement of $250 million Senior Notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 14, 2004

KB HOME

/s/ KIMBERLY N. KING

Kimberly N. King
Vice President, Corporate Legal Affairs and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1:	Press release dated January 13, 2004 announcing the private placement of $250 million Senior Notes.